UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2018

SPUTNIK ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52366	52-2348956
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10781 Satellite Blvd. Orlando, FL	32837
(address of principal executive offices)	(zip code)

855-873-7536
(registrant's telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

(1) Previous Independent Auditors:

On August 20, 2018, the Company terminated its relationship with its independent public accountant Anton & Chia, LLP (A&C).

A&C's report on the financial statements for the year ended December 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended December 31, 2016 and through the current date, there have been no disagreements with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of A&C would have caused them to make reference thereto in their report on the financial statements. Through the interim period August 20, 2018 (the date of notification), there have been no disagreements with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of A&C would have caused them to make reference thereto in their report on the financial statements.

We have authorized A&C to respond fully to the inquiries of the successor accountant when retained.

During the year ended December 31, 2017 and the interim period through August 20, 2018, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to the principal of A&C prior to the date of the filing of this Report and requested that A&C furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. The principal replied that we should address the matter with the Bankruptcy Trustee. A copy of the foregoing has been sent to the Trustee prior to the date of the filing of this Report and requesting that A&C furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. We are filing this Report today in accordance with 8-K filing deadlines even though we have had no response from the Bankruptcy Trustee.

(2) New Independent Accountants:

The Company has not yet engaged a new registered independent public accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SPUTNIK ENTERPRISES, INC.

Date: August 20, 2018	By:	/s/ Anthony Gebbia
Anthony Gebbia
Chief Executive Officer

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